SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2007
LADENBURG THALMANN FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor, Miami, Florida	33137

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 409-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 2, 2007, Ladenburg Thalmann Financial Services Inc. (“Company”) announced that it consummated the transactions contemplated by the previously announced Debt Exchange Agreement, dated as of February 13, 2007 (“Exchange Agreement”), with New Valley LLC (“New Valley”), the holder of promissory notes due March 31, 2007 in the principal amount of $5,000,000. Pursuant to the Exchange Agreement, New Valley exchanged the principal amount of the promissory notes for 2,777,778 shares of the Company’s common stock, $.0001 per share (“Debt Exchange”) at an exchange price of $1.80 per share, representing the average closing price of the Company’s common stock for the 30 trading days ending on the date of the Exchange Agreement. The Debt Exchange was completed on June 29, 2007 after a majority of the Company’s shareholders approved the transaction at the Company’s annual shareholders’ meeting. The Company paid accrued interest on the promissory notes of approximately $1,730,000 in cash at the Debt Exchange closing.
     As a result of the Debt Exchange, New Valley’s beneficial ownership of the Company’s common stock increased from approximately 7.2% to approximately 8.7%. New Valley is wholly-owned by Vector Group Ltd.. As provided in the Exchange Agreement, the shares of Company common stock received by New Valley in the Debt Exchange were registered for re-sale pursuant to a registration statement (File Number 333-141517) filed by the Company with the Securities and Exchange Commission (“Commission”).
     The summary of the foregoing transactions is qualified by reference to the text of the Exchange Agreement, which is incorporated by reference herein. The Exchange Agreement was filed as Exhibit 10.1 to the Company’s current report on Form 8-K, filed with the Commission on February 14, 2007.
Item 3.02 Unregistered Sales of Equity Securities.
     See Item 1.01, which is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	10.1	Debt Exchange Agreement, dated as of February 13, 2007, among Ladenburg Thalmann Financial Services Inc. and New Valley LLC (incorporated by reference to Exhibit 10.1 of the Company’s current report on Form 8-K, filed on February 14, 2007).

	99.1	Press release dated February 14, 2007 (incorporated by reference to Exhibit 99.1 of the Company’s current report on Form 8-K, filed on February 14, 2007).

	99.2	Press release dated July 2, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 2, 2007

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Diane Chillemi
	Name:	Diane Chillemi
	Title:	Vice President and Chief Financial Officer

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